

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE            PAGE OF PAGES
                                                                                      J                            1
-----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG NO   5. PROJECT NO (if applicable)

   P00036                             31 MAR 1997          See Schedule                     ACN
------------------------------------------------------------------------------------------------------------------------------------
6.      BY                   CODE      W56HZV           7. ADMINISTERED BY (if other than item 6)     CODE    S3605A
   .ACOM                         ---------------------     DCNC DAYTON                                        ----------------------
   AMSTA-AQ-MDD                    /N5 WPN  SYS: N5        BUILDING 30,
   PAUL MUELLER     /810-574-8822                          1725 VAN PATTON AVENUE
   WARREN, MICHIGAN 48397-3000                             WRIGHT PATTERSON AFB, OH 45433

                                                           SCD                    FAS                      ADF FT
                                                               A                        NONE                             SC1010
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code) [X]   9A. AMENDMENT OF SOLICITATION NO.
      O CARA-HESS & EISENHARDT ARMORING                                           ---
      CO                                        J                                      --------------------------------------------
      9113 LE SAINT RD                                                                  9B. DATED (SEE ITEM 11)
      FAIRFIELD OH           45014
                                                                                  --------------------------------------------------
                                                                                       10A. MODIFICATION OF CONTRACT/ORDER NO

                                                                                   X        DLLEO794C0406
                                                                                       ---------------------------------------------
                                                                                       10B. DATED (SEE ITEM 13)
--------------------------------------------------------------------------------
  CODE 6W128                   FACILITY CODE                                                94MAY13
------------------------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
     [ ] is extended, [ ] is not extended.
  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
  (a) By completing items 8 and 16, and returning ____ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted:  or  (c) By separate letter of telegram which includes a reference to the solicitation and amendment members.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR
  TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer directly submitted, such changes may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)

     ACRN AZ: NET INCREASE    $26,280,000.00
------------------------------------------------------------------------------------------------------------------------------------
          C                     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ON ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:              THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN
         THE CONTRACT/ORDER NO. IN ITEM 10A.
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    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(D).
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
                                                                         FAR6.302-1
 X
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    D. OTHER (Specify type of modification and authority)

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E. IMPORTANT: Contractor    [ ] is not.    [X] is required to sign this document and return       copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCP section headings including solicitation/contract subject matter where applicable.)



      See second page for description.



Accept as provided herein, all terms and conditions of the document referenced in item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

RM 3/31/97          For  Michael J. Lennon                          DANNY R. LEADINGHAM
                         President OHEAC                            Contracting Officer
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15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED  16B. UNITED STATES OF AMERICA                 16C. DATE SIGNED

     /S/ GW Allen VP Operations                                BY: /s/ Danny Leadingham                      31 MAR 1997
     ---------------------------------                             -------------------------
      (Signature of person authorized        3/31/97               (Signature of Contracting Officer)
      to sign)
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NSN 7540-01-162-8070                                       30-106-02                               STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE                                                                         Protected by GSA FAR (46 CFR)
                                                                                                   5223

                                                                DAAE07-94-C-0406
                                                                P00036
                                                                Page 2

PROGRAM:                                        UP ARMOR HMMW ECV XM1114

CONTRACT:                                       DAAE07-94-C-0406

MODIFICATION:                                   P00036

PREVIOUS CONTRACT AMOUNT:                       $67,707,495.00

AMOUNT OF THIS ACTION:                           26,280,000.00

TOTAL CONTRACT AMOUNT:                          $93,987,495.00

1. The purpose of this Supplemental Agreement Modification P00036 is to acquire 360 each XM1114 vehicles with a 100% option to acquire an additional quantity of 360 each.

         a. CLIN 0016AA is established for the basic quantity of 360 vehicles at the firm fixed price of $73,000.00 each, total amount $26,280,000. Delivery is scheduled for Aug 1997 through Aug 1998.

         b. For the option quantity of 360 vehicles, the unit price(s) and terms of the option shall be established in Clause H.22, Option to Increase Vehicle Quantities (For Modification P00036) within 30 days of the date of this Modification P00036.

2. With respect to this Modification P00036, the Government and the Contractor agree to modify the contract as described below:

         a. SECTION B

         CLIN 0016AA is established as follows:

CLIN         DESCRIPTION       QTY         UNIT PRICE     AMOUNT
----         -----------       ---         ----------     ------
0016AA       XM1114 with High  360         $73,000.00     $26,280,000.00
              Capacity ECS

         b. SECTION F

         Clause F.5, Required Delivery Schedule, is revised to establish delivery of the 360 vehicles in Aug 1997 through Aug 1998.

                                                               DAAE07-94-C-0406
                                                               P00036
                                                               Page 3

         c. SECTION G

         The Accounting and Appropriation Data applicable to CLIN 0016AA is incorporated into the contract.

         d. SECTION H

           Clause H.22, Option to Increase Vehicle Quantities (For Modification P00036) is incorporated into the contract.

         e. All other contract clauses remain unchanged.

3. The contract is modified by replacing or adding the following pages:

         a. Page 17a is deleted and replaced with the attached, revised page
17a.

         b. New contract pages 2y, 2z, 18v, and 26e are added to contract.

4. As a result of this Modification P00036, the contract amount is increased by $26,280,000.00 from $67,707,495.00 to $93,987,495.00.

5. All other terms and conditions remain unchanged.

-------------------------------------------------------------------------------------------------------------------------
                            No. of Document Being Continued    Page   P.8
  CONTINUATION SHEET     DAAEO7-94-C-0406   MOD. No.: P00036         2y
-------------------------------------------------------------------------------------------------------------------------
Name of Offeror or Contractor
                         O GARA-HESS & EISENHARDT ARMORING
-------------------------------------------------------------------------------------------------------------------------
ITEM NO                  SUPPLIES/SERVICES                         QUANTITY   UNIT       UNIT PRICE        AMOUNT
-------------------------------------------------------------------------------------------------------------------------
016AA      PRODUCTION QUANTITY                                       360       EA     $ 73,000.00000   $ 26,280,000.00
           PRON: JZ72M985JZ     ACRN: AZ                                              --------------   ---------------
           AMS CD: 51103446

           SECTION B - Supplies or Services and Prices/Costs
           HSN: 2320-01-413-3739
           MOUN: HMMWV-M114 UP-ARMOR
           FSCM: 19207
           PART NR: 8710015
           SECURITY CLASS: UNCLASSIFIED

           SECTION C - Description/Specs./Work Statement

           Up armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.
                      (End of narrative C001)

           SECTION D - Packaging and Marking

           Best Commercial Packaging
                      (End of narrative D001)

           SECTION E - Inspection and Acceptance
           INSPECTION: ORIGIN     ACCEPTANCE: ORIGIN

           SECTION F - Deliveries of Performance

           DOC                       SUPPL
           REL CD     MILSTRIP       ADDR   SIG CD   MARK FOR   TP  CP
           ------     --------       ----   ------   --------   ------
            001     W56HZW7052S103  Y00000    M                    3
                      PROJ CD       BRK BLK PT
                      -------       ----------
                        IBB

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
              001               26     97AUG31

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
              002               30     97SEP30

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
              003               30     97OCT31

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
              004               30     97NOV30

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
              005               30     97DEC31

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
              006               30     98JAN31

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
              007               30     98FEB28

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
              008               30     98MAR31

           DEL REL CD     QUANTITY    DEL DATE
           ----------     --------    --------
             009                30     98APR30


             Page added by P00036.
--------------------------------------------------------------------------------
NSN 7540-01-152-8067              50336-101              OPTIONAL FORM 336(4-86)
                                                         Sponsored by GSA
                                                         FAR (48 CFR) 53.110

-------------------------------------------------------------------------------------------------------------------------
                            No. of Document Being Continued    Page   P.9
  CONTINUATION SHEET     DAAEO7-94-C-0406   MOD. No.: P00036         2Z
-------------------------------------------------------------------------------------------------------------------------
Name of Offeror or Contractor  O GARA-HESS & EISENHARDT ARMORING
-------------------------------------------------------------------------------------------------------------------------
ITEM NO                  SUPPLIES/SERVICES                         QUANTITY   UNIT       UNIT PRICE        AMOUNT
-------------------------------------------------------------------------------------------------------------------------
             DEL REL CD        QUANTITY            DEL DATE
             ----------        --------            --------
                 010                30             98MAY31

             DEL REL CD        QUANTITY            DEL DATE
             ----------        --------            --------
                 011                30             98JUN30

             DEL REL CD        QUANTITY            DEL DATE
             ----------        --------            --------
                 012                30             98JUL31

             DEL REL CD        QUANTITY            DEL DATE
             ----------        --------            --------
                 013                 4             98AUG31


             FOB POINT:  ORIGIN


                     *** CLIN 0016AA ***

             SHIP TO:  PARCEL POST ADDRESS
                       -------------------

              (Y00000)  SHIPPING INSTRUCTIONS FOR CONSIGNEE
                        (SHIP-TO) WILL BE FURNISHED PRIOR
                        TO THE SCHEDULED DELIVERY DATE FOR
                        ITEMS REQUIRED UNDER THIS
                        REQUISITION


             Page added by P00036.
--------------------------------------------------------------------------------
NSN 7540-01-152-8067              50336-101              OPTIONAL FORM 336(4-86)
                                                         Sponsored by GSA
                                                         FAR (48 CFR) 53.110

F.5 Required Delivery Schedule



ACCELERATED DELIVERY SCHEDULE

                     31JAN96  29FEB96  31MAR96  30APR96 31MAY96 30JUN96  31JUL96 31AUG96 30SEP96 31OCT96 30NOV96 31DEC96  31JAN97
XM1114 UA HMMWV

Monthly Deliveries       19      23      28       45      65       70       70      70      36

Total Deliveries         19      42      70      115     180      250      320     390     426

NORMAL DELIVERY SCHEDULE

XM1114 UA HMMWV

Monthly Deliveries                                                                                  31      24      23       23

Total Deliveries                                                                                    31      55       78      101

NORMAL DELIVERY SCHEDULE CONT'D.
                      28FEB97 31MAR97  30APR97  31MAY97 30JUN97  31JUL97  31AUG97 30SEP97 31OCT97 30NOV97 31DEC97 31JAN98  28FEB98 *
XM1114 UA HMMWV

Monthly Deliveries
  Cont'd.                23      23      23       23      23       23       30      30      30      30      30       30       30   *

Total Deliveries
  Cont'd.               124     147     170      193     216      239      269     299     329     359     389      419      449   *

NORMAL DELIVERY SCHEDULE CONT'D.                                                                                                   *

                       31MAR98 30APR98 31MAY98 30JUN98 31JUL98  31AUG98  30SEP98 31OCT98 30NOV98  31DEC98
XM1114 UA HMMWV                                                                                                                    *

Monthly Deliveries
  Cont'd.                30      30      30       30      30        4                                                              *

Total Deliveries        479     509     539      569     599      603                                                              *
  Cont'd.

*Page changed by P00036.  Previous change by P00030.


-------------------------------------------------------------------------------------------------------------------------
                                         No. of Document Being Continued                                   Page   P.11
  CONTINUATION SHEET                   DAAEO7-94-C-0406             MOD. No.: P00036                           18v
-------------------------------------------------------------------------------------------------------------------------
Name of Offeror or Contractor
                                  O GARA-HESS & EISENHARDT ARMORING
-------------------------------------------------------------------------------------------------------------------------
SECTION G - CONTRACT AADMINISTRATION DATA
    Accounting & Appropriation Data


                PRON/              OBLG STAT/                               INCREASE/DECREASE         CUMULATIVE
LINE ITEM       AMS CD     ACRN    JOB ORD NO           PRIOR AMOUNT              AMOUNT                AMOUNT
---------       ------     ----    ----------           ------------        -----------------      ----------------

  0016AA     JZ72M985JZ     AZ          1               $      0.00         $  26,280,000.00       $  26,280,000.00
       51103446
                                                                            ----------------
                                                         NET CHANGE         $  26,280,000.00


NET CHANGE BY                                                 ACCOUNTING    INCREASE/DECREASE
ACRN                 ACCOUNTING CLASSIFICATION                 STATION            AMOUNT
----                 -------------------------                ----------    -----------------
  AZ      21   72035  75J5J01P5110 25CZ S2011372M985            W56HZV      $  26,280,000.00

                                                                            ----------------
                                                              NET CHANGE    $  26,280,000.00



                                                        PRIOR AMOUNT        INCREASE/DECREASE         CUMULATIVE
NET CHANGE FOR AWARD                                      OF AWARD               AMOUNT            OBLIGATED AMOUNT
--------------------                                    ------------        -----------------      ----------------

                                                        $67,707,495.00      $  26,280,000.00       $  93,987,495.00






Page added by POOO36.

                                                            DAAE307-94-C-0406
                                                            Page 26e


H.22  OPTION TO INCREASE VEHICLE QUANTITIES (FOR MODIFICATION P00036)

        a. Option quantity. The Government reserves the right to increase the basic quantity of XM1114 vehicles under P00036 by an additional quantity of XM1114 vehicles not to exceed 100% of the total basic quantity of XM1114s under P00036, or 360.

        b. Option period. To be established within 30 days after date of Modification P00036.

        c.  Option unit price(s).   To be established within 30 days after date
of Modification P00036.

        d. Delivery. Delivery of vehicles added by exercise of option shall immediately follow delivery of the last scheduled production vehicle as shown in Clause F.5, REQUIRED DELIVERY SCHEDULE, unless otherwise agreed to by the parties.






Page added by P00036.